As filed with the Securities and Exchange Commission on February 9, 2007

Registration Nos.

333-136597
811-08946

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 2	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 175	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)
Charlene A. Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and address of agent for service)

Copies of all communications to:

Charlene A. Grant	Jeffrey S. Puretz, Esq
Pacific Life Insurance Company	Dechert LLP
P.O. Box 9000	1775 Eye Street, N.W
Newport Beach, CA 92658-9030	Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on ___________ pursuant to paragraph (b) of Rule 485
☒ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on ___________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Voyages individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A
Item No.		Prospectus Heading
1.	Cover Page	Cover Page

2.	Definitions	TERMS USED IN THIS PROSPECTUS

3.	Synopsis	AN OVERVIEW OF PACIFIC VOYAGES

4.	Condensed Financial Information	FINANCIAL HIGHLIGHTS; ADDITIONAL INFORMATION — Financial Statements

5.	General Description of Registrant, Depositor and Portfolio Companies	AN OVERVIEW OF PACIFIC VOYAGES; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life, — Separate Account A; YOUR INVESTMENT OPTIONS — Your Variable Investment Options; ADDITIONAL INFORMATION — Voting Rights

6.	Deductions	AN OVERVIEW OF PACIFIC VOYAGES; FEE TABLE; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS — Optional Withdrawals; ADDITIONAL INFORMATION — Distribution Arrangements

7.	General Description of Variable Annuity Contracts	AN OVERVIEW OF PACIFIC VOYAGES; PURCHASING YOUR CONTRACT — How to Apply for your Contract; HOW YOUR INVESTMENTS ARE ALLOCATED; ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS — Choosing Your Annuity Option, — Your Annuity Payments, — Death Benefits; OTHER OPTIONAL RIDERS; ADDITIONAL INFORMATION — Voting Rights, — Changes to Your Contract, — Changes to ALL Contracts, — Inquiries and Submitting Forms and Requests, — Timing of Payments and Transactions, — Replacement of Life Insurance or Annuities

8.	Annuity Period	ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

9.	Death Benefit	ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS — Death Benefits

10.	Purchases and Contract Value	AN OVERVIEW OF PACIFIC VOYAGES; PURCHASING YOUR CONTRACT; HOW YOUR INVESTMENTS ARE ALLOCATED; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life; THE GENERAL ACCOUNT — Withdrawals and Transfers

11.	Redemptions	AN OVERVIEW OF PACIFIC VOYAGES; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL INFORMATION — Timing of Payments and Transactions; THE GENERAL ACCOUNT — Withdrawals and Transfers

12.	Taxes	CHARGES, FEES AND DEDUCTIONS — Premium Taxes; WITHDRAWALS — Optional Withdrawals, — Tax Consequences of Withdrawals; FEDERAL TAX STATUS

13.	Legal Proceedings	Not Applicable

14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.		Statement of Additional Information Heading

15.	Cover Page	Cover Page

16.	Table of Contents	TABLE OF CONTENTS

17.	General Information and History	Not Applicable

18.	Services	Not Applicable

19.	Purchase of Securities Being Offered	THE CONTRACTS AND THE SEPARATE ACCOUNT — Calculating Subaccount Unit Values, — Systematic Transfer programs

20.	Underwriters	DISTRIBUTION OF THE CONTRACTS — Pacific Select Distributors, Inc.

21.	Calculation of Performance Data	PERFORMANCE

22.	Annuity Payments	THE CONTRACTS AND THE SEPARATE ACCOUNT — Variable Annuity Payment Amounts

23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
(included in Registrants’s Form N-4, File No. 333-136597, Accession No. 0000892569-06-001427, filed on December 6, 2006, supplemented December 20, 2006, Accession No, 0000892569-06-001482, and incorporated by reference herein.)

STATEMENT OF ADDITIONAL INFORMATION
(included in Registrants’s Form N-4, File No. 333-136597, Accession No. 0000892569-06-001427, filed on December 6, 2006, and incorporated by reference herein.)

PACIFIC VOYAGES      PROSPECTUS MAY 1, 2007

Pacific Voyages is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (Pacific Life).

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract:

VARIABLE INVESTMENT OPTIONS

Small-Cap Growth
  (formerly called Fasciano Small Equity)
International Value
International Small-Cap
Equity Index
Small-Cap Index
Diversified Research
Equity
American Funds® Growth-Income
American Funds® Growth
Large-Cap Value
Technology
Short Duration Bond
Floating Rate Loan
Diversified Bond
Growth LT
Focused 30	Health Sciences
Mid-Cap Value
Large-Cap Growth
International Large-Cap
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Comstock
Mid-Cap Growth
Real Estate
Small-Cap Equity
(formerly called VN Small-Cap Value)

FIXED OPTION DCA Plus Fixed Option

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2007. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 76 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC VOYAGES

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in Endorsements or Supplements to your Contract. The terms of your Contract, and of any Rider, Endorsement or Supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Voyages variable annuity contract, unless we state otherwise.

Pacific Voyages Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable annuity, optional benefits and underlying Investment Options are appropriate for you taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Voyages is an annuity contract between you and Pacific Life Insurance Company. Annuity contracts have two phases, the accumulation phase and the annuitization (income) phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof. It’s important to know that IRAs and qualified plans are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Pacific Voyages is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

AN OVERVIEW OF PACIFIC VOYAGES

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

You’ll find more about the Investment Options starting on page 11.

Transferring among Investment Options

You can transfer among Investment Options any time, subject to certain limitations until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only two transfers per month may involve the International Value, International Small-Cap, International Large-Cap or Emerging Markets Investment Options. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs or under an asset allocation program established and maintained by us are excluded from the limitation. Some restrictions may apply to transfers to or from any fixed option.

You’ll find more about transfers and transfer limitations starting on page 20.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Investments that are less than seven years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to taxable withdrawals.

You’ll find more about withdrawals starting on page 36.

The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semi-annual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

You’ll find more about annuitization starting on page 26 and annuity options available under the Contract starting on page 28.

The Death Benefit

The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

You’ll find more about the death benefit starting on page 30.

Optional Riders

Optional riders are subject to availability. Before purchasing any optional benefit, you should consult with a qualified investment professional for advice on whether an optional benefit is appropriate for you.

Stepped-Up Death Benefit Rider (SDBR)

The SDBR offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the Annuitant’s 81st birthday) adjusted for additional Purchase Payments and withdrawals. You can only buy the SDBR when you buy your Contract.

You’ll find more about the SDBR on page 34.

Earnings Enhancement Guarantee (EEG) Rider

The optional EEG Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 60 days after the Contract Date or within 30 days after the first Contract Anniversary, we will make the effective date of the EEG Rider coincide with that Contract Date or Contract Anniversary.

The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount, and GEE Charge, respectively, in the Contract’s Rider.

You’ll find more about the EEG Rider on page 35.

Optional Living Benefit Riders

You may purchase any optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 30 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

Some optional Riders require that your entire Contract Value be invested in a Model of an asset allocation program established and maintained by us or in the DCA Plus program in conjunction with a Model for the Rider to remain in effect. (See the HOW YOUR INVESTMENTS ARE ALLOCATED— Portfolio Optimization section in this Prospectus.)

AN OVERVIEW OF PACIFIC VOYAGES

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Flexible Lifetime Income Rider (Single)

Subject to state availability, this optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, provides the potential to receive 5% of a Protected Payment Base for life, and provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a ten (10) year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw per year, when used with an asset allocation program established and maintained by us. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced. Currently, this Rider is available for purchase at Contract issue or on any Contract Anniversary. We reserve the right to restrict the purchase of this Rider to only Contract issue in the future.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in the OTHER OPTIONAL RIDERS— Flexible Lifetime Income Rider (Single) section of this Prospectus.)

This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You’ll find more information about the Flexible Lifetime Income Rider (Single) on page 39.

Flexible Lifetime Income Rider (Joint)

Subject to state availability, this optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, provides the potential to receive up to the Protected Payment Amount, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits, and provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a ten (10) year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw per year, when used with an asset allocation program established and maintained by us. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced. Currently, this Rider is available for purchase at Contract issue or on any Contract Anniversary. We reserve the right to restrict the purchase of this Rider to only Contract issue in the future.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Designated Lives, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in the OTHER OPTIONAL RIDERS— Flexible Lifetime Income Rider (Joint) section of this Prospectus.)

This Rider is called the Joint Life 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You’ll find more information about the Flexible Lifetime Income Rider (Joint) on page     .

Income Access Rider

The optional Income Access Rider lets you withdraw up to 7% of your Investments per year and lock in market gains. The optional Income Access Rider offers you, during the accumulation period, the ability to withdraw up to 7% of a Protected Payment Base (usually Purchase Payments) when used with an asset allocation program established and maintained by us. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Starting May 1, 2007, on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Step-Up Date, whichever is later, this Rider provides for Automatic Step-Ups or Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Any Step-Up may include an increase in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Automatic Step-Up, Owner-Elected Step-Up, and Step-Up Date are described in the OTHER OPTIONAL RIDERS—Income Access Rider section of this Prospectus.)

You’ll find more about the Income Access Rider on page 45.

Guaranteed Protection Advantage 5 (GPA 5) Rider

The optional GPA 5 Rider allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”).

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider.

You’ll find more about the GPA 5 Rider on page 48.

Guaranteed Income Advantage Plus (GIA Plus) Rider

The optional GIA Plus Rider offers a guaranteed income annuity option, a minimum fixed income payout, the ability to lock in market gains, and withdraw money each year when an asset allocation program established and maintained by us for the GIA Plus Rider is used.

The GIA Plus Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.

You’ll find more about the GIA Plus Rider on page 50.

AN OVERVIEW OF PACIFIC VOYAGES

Fees and Expenses

This section of the overview explains the fees and expenses associated with your Pacific Voyages Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes, may also apply to your Contract. We generally charge premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments)	7.00%	[1]

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

Separate Account A Annual Expenses (as a percentage of the average daily Account Value) (See TERMS USED IN THIS PROSPECTUS on page 74):

• Annual Fee[2]	$40.00

	Without	With Stepped-Up
	Rider	Death Benefit Rider

• Mortality and Expense Risk Charge[3]	1.00%	1.00%
• Administrative Fee[3]	0.15%	0.15%
• Stepped-Up Death Benefit Rider Charge[3,4]	none	0.20%

• Total Separate Account A Annual Expenses	1.15%	1.35%

Loan Expenses (interest on Contract Debt) (See LOANS on page 62):
• Loan Interest Rate[5]		2.00%

Optional Rider Annual Expenses (calculated as a percentage of Contract Value except for the Flexible Lifetime Income (Single and Joint) and GIA Plus Riders) (See TERMS USED IN THIS PROSPECTUS on page 74):

	Current Charge	Maximum Charge
	Percentage	Percentage

• Earnings Enhancement Guarantee (EEG) Rider Charge[6]	0.25%	0.25%
• Flexible Lifetime Income Rider Charge (Single)[7]	0.65%	1.20%
• Flexible Lifetime Income Rider Charge (Joint)[7]	[0.85%]	1.20%
• Income Access Rider Charge[8]	0.40%	0.75%
• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge[9]	0.25%	0.75%
• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge[10]	0.50%	0.50%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2]	We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[3]	This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[4]	If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date.

[5]	If you request a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you will pay on your loan will be 2.00%. See LOANS.

[6]	If you buy the EEG Rider (subject to availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

[7]	If you buy the Flexible Lifetime Income Rider (Joint or Single), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. Under the terms and conditions of the Rider, the annual Charge percentage may increase if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. Under the Single version, we will waive the annual Charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Under the Joint version, we will waive the annual charge if the Rider terminates as a result of the death of the surviving Designated Life or upon full annuitization of the Contract.

[8]	If you buy the Income Access Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider.

[9]	If you buy the GPA 5 Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if you terminate the Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision under the Rider.

[10]	If you buy the GIA Plus Rider (subject to state availability), we charge the fee based on the greater of the Contract Value or the Guaranteed Income Base. We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, or if the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

AN OVERVIEW OF PACIFIC VOYAGES

Total Annual Fund Operating Expenses

You will find more about the underlying Funds starting on page 11, and in the Funds’ Prospectus which accompanies this Prospectus.

This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2006.

Each Variable Account of the Separate Account purchases shares of the corresponding Funds’ Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in the Funds’ Prospectus.

Total Annual Portfolio Operating Expenses[1]	Minimum		Maximum

Expenses that are deducted from the Funds’ assets, including advisory fees, 12b-1 distribution expenses and other expenses.	[0.29	%]	[1.57	%]

[1]	To help limit Pacific Select Fund expenses, Pacific Life, adviser to the Fund, has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio of Pacific Select Fund, except the American Funds® Growth-Income Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of a Portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. Until May 1, 2007, or if earlier, such time as the American Funds® Growth- Income and American Funds® Growth Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Portfolio (not including any advisory fee paid by the master funds). Also, in the case of the American Funds® Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the Portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the master fund, but excluding extraordinary expenses including litigation, that exceed the annual rate of 1.01% of its average daily net assets until April 28, 2008.

In 2005, Pacific Life was not required to make any reimbursements to any portfolios under the expense limitation agreements. All reductions or reimbursements in prior years have been fully recouped or expired as of December 31, 2005.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“Program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the chart above. See the Pacific Select Fund Prospectus for details on fees and expenses of the Fund and on the Program.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2006. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,161	$2,129	$2,911	$5,241
Minimum*	$785	$1,021	$1,099	$1,804

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,161	$1,589	$2,641	$5,241
Minimum*	$785	$481	$829	$1,804

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$531	$1,589	$2,641	$5,241
Minimum*	$155	$481	$829	$1,804

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus. See the FINANCIAL HIGHLIGHTS section in the Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth (formerly called Fasciano Small Equity)	Capital appreciation; no consideration is given to income.	Equity securities of small companies believed to have sustainable earnings growth.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.

International Small-Cap	Long-term growth of capital.	Equity securities of non- U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation (current income is of secondary importance).	Equity securities of U.S. growth- oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds® Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds® Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital (current income is of secondary importance).	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector that the manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Columbia Management Advisors, LLC

Short Duration Bond	Current income (capital appreciation is of secondary importance).	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Bond	Current income.	Interests in adjustable rate senior loans of domestic or foreign borrowers.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indices.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital (current income is of secondary importance).	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation- indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above- average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity (formerly called VN Small-Cap Value)	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

The Investment Adviser

We are the investment adviser for the Fund.

Your Fixed Option

The fixed option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT section in this Prospectus.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Investment for more than 5 Business Days without your permission. In any case, we will not hold your initial Investment after 20 Business Days.

You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your registered representative, or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint and Contingent Owners/Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/ Owner or the applicant/ Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes, and minus the Contract Value attributable to any additional amount as described in the CHARGES, FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. Currently, we are not enforcing the minimum initial Investment on Qualified Contracts but we reserve the right to enforce the minimum initial Investment on Qualified Contracts in the future. For Non-Qualified Contracts, if the entire minimum initial Investment is not included when you submit your application, you must submit a portion of the required Contract minimum and establish a pre-authorized checking plan (PAC). A PAC allows you to pay the remainder of the required initial Investment in equal installments over the first year. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investment over $1,000,000.

Making Additional Investments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan. Each additional Investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. Currently, we are not enforcing the minimum additional Investment amounts but we reserve the right to enforce the minimum additional Investment amounts in the future. In certain states additional Investments are limited.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party checks when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party checks if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among any of the Subaccounts and any available fixed option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered.

Portfolio Optimization

The Service. Portfolio Optimization is an asset allocation service that we offer at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your variable annuity, Portfolio Optimization can help with decisions about how you should allocate your Contract Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of our Portfolio Optimization service, we have developed several asset allocation models (“Portfolio Optimization Models” or “Models”), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the Portfolio Optimization service and select one of the Portfolio Optimization Models, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the Model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the current allocations of your Portfolio Optimization Model, since changes in the net asset values of the underlying Portfolios within each Model will alter your asset allocation over time. If you also allocate part of your Purchase Payment or Contract Value that is not currently included in your Model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to Portfolio Optimization and elect periodic rebalancing, only the Investment Options within your Model will be rebalanced.

If you subscribe to Portfolio Optimization, we will serve as your investment adviser for the service solely for purposes of development of the Portfolio Optimization Models and periodic updates of the Models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the Portfolio Optimization Models are evaluated and the Models are updated, as discussed below. If you subscribe to Portfolio Optimization, we will automatically reallocate your Contract Value or subsequent Purchase Payments, as applicable, in accordance with the Model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. For more information on our role as investment adviser for the Portfolio Optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to Contract Owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the Portfolio Optimization Models, we currently rely on the recommendations of an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The Portfolio Optimization Models. We offer five asset allocation models, each comprised of a carefully selected combination of Investment Options (reflecting the underlying Portfolios of Pacific Select Fund). Development of the Portfolio Optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying Portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying Portfolios and combining Investment Options to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates. Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When your Portfolio Optimization Model is updated, we will automatically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Investment Options in which you are invested, will automatically change and your Contract Value (and Subsequent Purchase Payments, if applicable) will be automatically reallocated among the Investment Options in your updated Model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with the updated version of the Portfolio Optimization Model you have selected, if you wish to participate in Portfolio Optimization.

When we update the Portfolio Optimizations Models, we will send you written notice of the updated Models at least 30 days in advance of the date we intend the updated version of the Model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected Model, you will not need to take any action, as your Contract Value (or Subsequent Purchase Payments, if applicable) will be reallocated in accordance with the updated Model automatically. If you do not wish to accept the changes to your selected Model, you can change to a different Model or withdraw from the Portfolio Optimization service. Some of the riders available under the Contract require you to participate in an asset allocation service. If you purchased any of these riders, such riders will terminate if you withdraw from Portfolio Optimization or allocate any portion of your subsequent Purchase Payments or Contract Value to an Investment Option that is not currently included in your Model (as more fully described in each rider).

Selecting a Portfolio Optimization Model. If you choose to subscribe to the Portfolio Optimization service, you need to determine which Portfolio Optimization Model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which Model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change Models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the Portfolio Optimization service or to change to a different Model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a Model or to change to a different Model, and Pacific Life bears no responsibility for this decision. You may change to a different Model at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/ electronic authorization is on file with us.

Periodic Reports. Participants in the Portfolio Optimization service will periodically be sent performance information regarding the Investment Options within a selected Model. This information may also be accessed online. Information concerning the current Models is described below.

Risks. Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Contract Value could be better or worse by participating in a Portfolio Optimization Model than if you had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to Portfolio Optimization. For example, one Portfolio may provide a higher advisory fee to Pacific Life than another Portfolio, and provide Pacific Life with incentive to use the Portfolio with the higher fee as part of a Portfolio Optimization Model. In addition, Pacific Life may believe that certain Portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the Portfolios, and may, from time to time, recommend to the Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model. All Fund Portfolios are analyzed by the independent third party analytical firm. We do not dictate to the third party analytical firm the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, or which Portfolios may be selected (other than to require exclusion of any Portfolio that is expected to be liquidated, merged into another Portfolio, or otherwise closed). We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the Models (as described above) reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the Portfolio Optimization service at any time.

The Models. Information concerning the Portfolio Optimization Models is described below. These Models are available effective May 4, 2007. For information regarding the Portfolio Optimization Models available until May 4, 2007, see APPENDIX H in this Prospectus. You should review this information carefully before selecting or changing a Model.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Fasciano Small Equity	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

Investing in Variable Investment Options

Each time you allocate your Investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in this Prospectus).

When Your Investment is Effective

Your initial Investment is effective on the day we issue your Contract. Any additional Investment is effective on the day we receive it in proper form. See the ADDITIONAL INFORMATION— Inquiries and Submitting Forms and Requests section in this Prospectus.

The day your Investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to twenty-five (25) for each calendar year. Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, or Emerging Markets.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation service are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all twenty-five (25) transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your registered representative via telephone. If you (or your registered representative) request a transfer via telephone that exceeds the above limitations, we will notify you (or your registered representative) immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a registered representative or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a registered representative acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve month period. See THE GENERAL ACCOUNT section in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer four systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a Calendar Year. However, they are subject to the same requirements and restrictions as non-systematic transfers. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time. The systematic transfer options are not available after you annuitize.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for the monthly transfer is $250. Currently, we are not enforcing the initial minimum amount and/or the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than an annual rate of 3% (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with an asset allocation program established and maintained by us to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT section in this Prospectus.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Portfolio rebalancing is not available after you annuitize. No fixed option is available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No withdrawal charge is imposed on:

•	the free withdrawal amount (see WITHDRAWALS— Free Withdrawals),

•	amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least 5 years that is offered under the Contract, unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (See the ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS—Choosing Your Annuity Option section in this Prospectus),

•	death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner section for certain non-natural owners,

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,

•	withdrawals after the first Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and we are provided with medical evidence satisfactory to us.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See the HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and Market-timing Restrictions section in this Prospectus.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
percentage
of the
“Age” of Payment	Purchase Payment
in Years	withdrawn

1	7%

2	7%

3	6%

4	5%

5	3%

6	1%

7 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount. See THE GENERAL ACCOUNT section in this Prospectus.

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater than the amount of the withdrawal charge. See the ADDITIONAL INFORMATION— Distribution Arrangements section in this Prospectus for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 1.00% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.20% if the SDBR is purchased. Any increase in your Risk Charge will not continue on or after the Annuity Date. See the ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS— Death Benefits section in this Prospectus.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Optional Rider Charges

If you purchase an optional Rider, we will deduct the annual charge for the Rider from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, if the Rider is terminated, and for some Riders on the Annuity Date.

The Rider charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year. The charge is the annual charge percentage, indicated in the table below, multiplied by the Contract Value, except for the Flexible Lifetime Income Rider (Single or Joint) which is the annual charge percentage multiplied by the Protected Payment Base and the GIA Plus Rider which is the annual charge percentage multiplied by the greater of the Guaranteed Income Base or the Contract Value.

If you terminate a Rider on a Contract Anniversary, the full charge will be deducted from the Contract Value. If the Rider terminates on a day other than a Contract Anniversary, a prorated charge will be deducted and will be based on the Contract Value, except for the Flexible Lifetime Income (Joint or Single) and GIA Plus Riders as noted above, on the day the Rider terminates. The charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider charge may change if a Step-Up/ Reset occurs under the provisions of a Rider, but will never be more than the charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge percentage, indicated in the table below, for the applicable Rider. If a Step-Up/ Reset does not occur, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annual Charge Percentage Table

		Maximum Charge
		Percentage if
	Current Charge	Step-Up/Reset
Optional Rider	Percentage	is elected

Earnings Enhancement Guarantee (EEG)	0.25%	N/A

Flexible Lifetime Income Rider (Single)	0.65%	1.20%

Flexible Lifetime Income Rider (Joint)	[0.85%]	1.20%

Income Access	0.40%	0.75%

Guaranteed Protection Advantage 5 (GPA 5)	0.25%	0.75%

Guaranteed Income Advantage Plus (GIA Plus)	0.50%	N/A

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Waivers and Reduced Charges

We may agree to waive or reduce charges or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Investments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the WITHDRAWALS—Right to Cancel (“Free Look”) section in this Prospectus.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.

The SEC approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/ Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. Currently, we are not enforcing this minimum but we reserve the right to enforce it in the future. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any optional Rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Currently, we are not enforcing this minimum but we reserve the right to enforce it in the future. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your

Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet Internal Revenue Service (IRS) minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/ Annuitant not later than the Owner/ Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his Beneficiary) must begin no later than the RBD. For more information see the FEDERAL TAX STATUS — Required Minimum Distributions section in this Prospectus.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. However some states’ laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from any fixed option will be converted into a fixed-dollar annuity, and

•	the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each.

If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity with fixed-dollar amounts based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back ten (10) years, a variable annuity with variable-dollar payments that vary with the Investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account (but not under any fixed option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options see the OTHER OPTIONAL RIDERS section in this Prospectus.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only).

3.	Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. Variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only).

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return, any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in this Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 ($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned as Joint Tenants with Right of Survivorship and not as Tenants in Common.

The “Notice Date” is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Death Benefit Amount

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the Notice Date.

See the APPENDIX F: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS section in this Prospectus.

Death of Annuitant

If a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

If there is more than one Annuitant and an Annuitant who is not an Owner dies, no death benefit proceeds will be payable. The designated sole Annuitant will then be the first living person in the following order:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

Death of Owner

The amount of the death benefit will be the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section if:

•	a Contract Owner who is an Annuitant dies before the Annuity Date, or

•	a Contract Owner who is not an Annuitant and the Contract Owner and Annuitant die simultaneously.

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Nonqualified Death of Owner Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any annual fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution.

Nonqualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of the death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner is a Non-Natural Owner, the rules set forth in these Nonqualified Contract Distribution Rules apply in the event of the death or change of the Primary Annuitant.

Qualified Contract Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b) or Sections 408, or 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the sole primary Beneficiary is a surviving spouse. If the surviving spouse elects to continue the Contract and not do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the deceased Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

Optional Stepped-Up Death Benefit Rider (SDBR)

Purchasing the SDBR

You may purchase the SDBR at the time your application is completed. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date. You may not purchase the SDBR after the Contract Date.

How the SDBR Works

If you purchase the SDBR at the time your application is completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by any applicable charges, and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before the withdrawal, by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

See the APPENDIX F: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS section in this Prospectus.

Termination

The SDBR will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled.

Optional Earnings Enhancement Guarantee (EEG) Rider

Purchasing the EEG Rider

You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 60 days after the Contract Date or within 30 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or Contract Anniversary. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

How the EEG Works

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount), is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s Death or first death of an Owner who is also an Annuitant.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from

Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

See the APPENDIX G: EARNINGS ENHANCEMENT GUARANTEE (EEG) RIDER SAMPLE CALCULATIONS section in this Prospectus.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/ designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require the 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. If your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from any fixed option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT and the APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT sections in this Prospectus.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Free Withdrawals

Subject to the amount available for withdrawal provisions as described in the withdrawal section, we will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

Qualified plans have special restrictions on withdrawals. See Special Restrictions Under Qualified Plans below. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT sections in this Prospectus. Additional information and options are set forth in the SAI.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a Lost Contract Affidavit if no Withdrawal Request form is completed.

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you’ve made. If you return your Contract, it will be cancelled and treated as void from your Contract Date. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and any additional amount credited as described in the CHARGES, FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus. You would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period also bears the investment risk on any additional amounts credited to the Contract. In some states we are required to refund your Purchase Payments.

For replacement business and in some states, the Free Look period may be extended and the amount returned may be different than as otherwise described above. Please consult with your registered representative if you have any questions regarding your state’s Free Look period and the amount of any refund.

For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is delivered. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

OTHER OPTIONAL RIDERS

The optional Riders require that your entire Contract Value be invested in a Model of an asset allocation program established and maintained by us or in the DCA Plus program in conjunction with a Model for the Rider to remain in effect. (See the HOW YOUR INVESTMENTS ARE ALLOCATED— Portfolio Optimization section in this Prospectus.)

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to an asset allocation program established and maintained by us for the Rider. However, in this case, the Rider will not terminate if, within 10 Business Days after the date of our written notice (“10 day period”), you instruct us to take appropriate corrective action to continue participation in an asset allocation program and continue the Rider. If no instructions are received at our Service Center within the 10 day period, we will terminate the Rider, effective on the next Business Day following the end of the 10 day period.

You may purchase any optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 30 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Flexible Lifetime Income Rider (Single)

Purchasing the Flexible Lifetime Income Rider (Single)

Subject to state availability, you may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

You can only purchase one Flexible Lifetime Income Rider (Joint), Flexible Lifetime Income Rider (Single), or Income Access Rider. These Riders may not be owned or in effect at the same time.

Flexible Lifetime Income Rider (Single) Terms

Annual RMD Amount—The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount—The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base—An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance—The amount available for future withdrawals made under this Rider.

Annual Credit—An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date—Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Initial Values—The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Flexible Lifetime Income Rider (Single) Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on the previous year-end Contract Value of this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% early withdrawal penalty tax.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the

Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or younger Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, this Rider will terminate.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first ten (10) Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs.

Annual Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract

Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Reset— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the reset is effective.

Automatic Reset— Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified, or

•	the Annuity Date.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Rider (Joint)

Purchasing the Flexible Lifetime Income Rider (Joint)

Subject to state availability, you may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) you meet the following eligibility requirements:

•	the Contract is issued as a:

•	Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), or

•	Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b),

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect,

•	both Designated Lives must be at least age 59 1/2 and not older than age 85 on the Rider Effective Date,

•	the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

•	any Annuitant must be a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

•	a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

•	Joint Owners, where the Owners are each other’s Spouses, or

•	if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian may be designated as sole primary beneficiary provided that the Spouse of the beneficial owner is the sole primary beneficiary of the custodial account.

You can only purchase one Flexible Lifetime Income Rider (Joint), Flexible Lifetime Income Rider (Single), or Income Access Rider. These Riders may not be owned or in effect at the same time.

Flexible Lifetime Income Rider (Joint) Terms

Annual RMD Amount—The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) — Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, a Designated Life must:

•	be the Owner (or the Annuitant, in the case of a custodial owned IRA), or

•	remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Protected Payment Amount—The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

Protected Payment Base—An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance—The amount available for future withdrawals made under this Rider.

Annual Credit—An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date—Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Initial Values—The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Spouse - The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law.

Surviving Spouse - The surviving spouse of a deceased Owner.

How the Flexible Lifetime Income Rider (Joint) Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on each Contract Anniversary while this Rider is in effect and before the Annuity Date, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on the previous year-end Contract Value of this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Depletion of Contract Value

If a withdrawal does not exceed the Protected Payment Amount (or is an RMD withdrawal) and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income.

If the surviving Designated Life eligible for lifetime benefits dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the death of the surviving Designated Life eligible for lifetime benefits. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

•	if a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Rider will terminate, and

•	any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first ten (10) Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Reset— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the reset is effective.

Automatic Reset— Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the day of the death of such Surviving Spouse.

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your investment professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day of death of all Designated Lives eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

•	if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner.

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA), or

•	the Annuity Date.

The Rider and the Contract will not terminate the day of death of:

•	all Designated Lives eligible for lifetime benefits, or

•	the first Designated life who is a Contract Owner if both Designated Lives are Joint Owners and there is a change in marital status,

if, at the time of these events, the Contract Value is zero and we are making pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider will terminate when the Remaining Protected Balance is reduced to zero.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Income Access Rider

Purchasing the Income Access Rider

Subject to state availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

You can purchase either the Flexible Lifetime Income Rider or the Income Access Rider, not both.

Income Access Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	7% of the Protected Payment Base as of that day, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Step-Up Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Step-Up Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.

How the Income Access Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0).

The Income Access Rider also provides that if, on any Contract Anniversary beginning with the first (1st) anniversary of the Effective Date or most recent Step-Up Date, the Rider provides for Automatic Annual Step-Ups and Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on the previous year-end Contract Value of this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Step-Up of Protected Payment Base and Remaining Protected Balance

Regardless of which Step-Up option is used, on and after each Step-Up Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Step-Up options available on and after the Step-Up Date, will again apply and will be measured from that Step-Up Date.

If your Rider Effective Date is before May 1, 2007 and you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Otherwise, you may Step-Up the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Step-Ups (Non-Automatic) below.

Automatic Step-Up. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Step-Up the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Step-Up (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Step-Up— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Step-Up is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Step-Up. Any future Automatic Step-Ups will continue in effect in accordance with the Automatic Step-Up paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the Step-Up is effective.

Automatic Step-Up— Future Participation. You may elect not to participate in future Automatic Step-Ups at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Step-Ups, you may re-elect to participate in future Automatic Step-Ups at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Step-Up paragraph above.

Owner-Elected Step-Ups (Non-Automatic). On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Step-Up Date, whichever is later, you may elect to Step-Up the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Step-Up.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Rider will automatically end on the date of a full withdrawal of the amount available for withdrawal is made under the Contract.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C: INCOME ACCESS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 5 (GPA 5) Rider

Purchasing the GPA 5 Rider

Subject to availability, you may purchase the optional GPA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

How the GPA 5 Rider Works

If you purchase the GPA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the GPA 5 Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GPA 5 Rider will terminate the day we receive the request.

If the GPA 5 Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GPA 5 Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS in this Prospectus. The examples are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Guaranteed Income Advantage Plus (GIA Plus) Rider

Purchasing the GIA Plus Rider

Subject to state availability, you may purchase the GIA Plus Rider on the Contract Date or on any Contract Anniversary.

You may purchase the GIA Plus Rider only if:

•	the age of each Annuitant is eighty (80) years or younger on the date the Rider is purchased, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this Rider.

How the GIA Plus Rider Works

If you purchase the optional GIA Plus Rider, you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least ten (10) years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back eight (8) years.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. (See the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in this Prospectus)

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

•	if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 days since the Rider Effective Date.

•	if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 days since the Rider Effective Date.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the Rider,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.

If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. They are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2006, we had $[         ] billion of individual life insurance in force and total admitted assets of approximately $[         ] billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose registered representatives are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

FINANCIAL HIGHLIGHTS

As of December 31, 2006 no Contracts were issued. As a result, no condensed financial information is included in this Prospectus.

FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	in the form of level annuity payments under a lifetime annuity, or

•	any distributions that are a part of a series of substantially equal periodic payments made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

The Contract offers an optional death benefit rider that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although we believe that these regulations do not prohibit an optional death benefit rider from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax adviser before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. It’s important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/ distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/ distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by optional benefit riders are not incidental.

In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Failure to make mandatory minimum distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received or rolled to another Qualified Plan during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA will include salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required 2-year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/ Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under code section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to a different type Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit.

Required Minimum Distributions

The IRC and regulations provide that you cannot keep assets in qualified plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/ Annuitant no later than the Owner/ Annuitant’s RBD, or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/ Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/ Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/ Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If the Owner/ Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is initially computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/ Annuitant) by one in each following calendar year.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and Market-timing Restrictions section in this Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

If you purchase the Flexible Lifetime Income (Single or Joint), Income Access, GPA 5 or GIA Plus Riders (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with 3 exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity may be subject to a penalty tax equal to 10% of the taxable portion, although exceptions to the penalty tax may apply (see the WITHDRAWALS—Tax Consequences of Withdrawals section in this Prospectus).

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your Investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.

If your Contract is Qualified under Internal Revenue Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Internal Revenue Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See the ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS— Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, in proper form, at our Service Center and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.

Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Registered Representatives may call us at 1-800-722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company P.O. Box 2378 Omaha, Nebraska 68103-2378

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company P.O. Box 2290 Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company 1299 Farnam Street, 10th Floor, AMF

Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide Prospectuses, statements, and other information (“documents”) electronically by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT and the APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their registered representatives. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual registered representative who sells you a Contract typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid a persistency bonus which will be based on assets under management and duration of Contracts. The persistency bonus for a registered representative is not expected to exceed ..25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of Purchase Payments attributable to the Master Funds for certain marketing assistance.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2005. Pacific Life’s consolidated financial statements as of December 31, 2005 and 2004 and for each of the three years in the period then ended December 31, 2005 are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option.

This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to one year. Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates, however, interest will accrue daily. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under the ADDITIONAL INFORMATION— Timing of Payments and Transactions section in this Prospectus. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

•	interest, plus

•	Purchase Payments received by us then allocated to the DCA Plus Fixed Option, plus

•	any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any;

•	transfers, including transfers to the Loan Account,

•	withdrawals, including any applicable withdrawal charges,

•	amounts applied to provide an annuity,

•	annual fees,

•	charges for premium taxes and/or other taxes, and

•	proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated, or

•	the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, in a form satisfactory to us, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Guarantee Terms

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin the Guarantee Term. You can choose a Guarantee Term of up to one year. Currently, we offer Guarantee Terms of 6 or 12 months with monthly transfers on the same day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 (10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.93. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Investments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Investment in the order received.

Example: (using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Transfers

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus.

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or a fixed option.

Annual Fee – A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner – A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, DCA Plus Fixed Option Value, the Value of any other Investment Option added to the Contract by Rider or Endorsement, and the Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value – The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fund – Pacific Select Fund.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed Investment Option earns interest at a Guaranteed Interest Rate. These terms are up to 1 year for a fixed option.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation for the Guarantee Term on amounts allocated to the DCA Plus Fixed Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, a fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (“IRA”), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the time at the close of the New York Stock Exchange on that Business Day, which is usually 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX: A

STATE LAW VARIATIONS

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amount may increase or decrease and are not guaranteed as to a dollar amount.

Making Your Investments (“Purchase Payments”)—Making Additional Investments

For Contracts issued in the states of Alabama, Massachusetts and Oregon, you may make additional Investments after your initial Investment only during the first Contract Year.

HOW YOUR INVESTMENTS ARE ALLOCATED

Investing in Variable Investment Options—Calculating Subaccount Unit Values

For Contracts issued in the states of Oregon and Washington, the Net Investment Factor is determined without regard to any per share charge or credit for any income taxes, other taxes, or amounts set aside during that valuation period as a reserve for any income and/or any other taxes for which we determine to have resulted from the operations of the Subaccount or contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments.

Transfers and Market-timing Restrictions—Market-timing Restrictions

For Contracts issued in the states of Connecticut, Massachusetts, Oregon, Utah and Virginia, we may refuse or limit transfers if it is instructed by the underlying fund managers that frequent or programmed transfers initiated by market timers would be disruptive to the fund and not be in the best interest of all Contract Owners.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

For Contracts issued in the state of New Jersey, we cannot waive any withdrawal charge on withdrawals to meet required minimum distributions for Qualified Contracts as they apply to amounts held under the Contract.

For Contracts issued in the states of Massachusetts, New Jersey and Texas, we cannot waive any withdrawal charge on full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

Annual Fee

For Contracts issued in the state of Washington, the Annual Fee is $30.00.

Optional Rider Charges

Income Access

For Income Access Riders issued in the state of New Jersey, in the event the portion of the Income Access Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Income Access Annual Charge that exceeds the excess interest amount will be waived.

For Income Access Riders issued in the state of Washington, the Income Access Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value on the day the charge is deducted. No portion of the Income Access Annual Charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Protection Advantage 5 (GPA 5)

For GPA 5 Riders issued in the state of New Jersey, in the event the portion of the Guaranteed Protection Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Guaranteed Protection Charge that exceeds the excess interest amount will be waived.

For GPA 5 Riders issued in the state of Washington, the Guaranteed Protection Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.25% of your Variable Account Value on the day the charge is deducted. No portion of the Guaranteed Protection Charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Income Advantage Plus (GIA Plus)

For GIA Plus Riders issued in the state of New Jersey, in the event the portion of the GIA Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the GIA Annual Charge that exceeds the excess interest amount will be waived.

For GIA Plus Riders issued in the state of Washington, the GIA Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Variable Account Value on the day the charge is deducted. No portion of the GIA Annual Charge will be deducted from any fixed-rate General Account Investment Option.

Premium Taxes

“Premium taxes” do not apply to Contracts issued in the states of New Mexico, North Carolina, Oregon, Pennsylvania, Texas and Washington.

For Contracts issued in the state of Pennsylvania, should premium taxes become payable we will notify you of the amount of such tax and the effect on any payment.

ANNUITIZATION, DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Annuitization

For Contracts issued in the state of New Jersey, there is no minimum Conversion Amount.

For Contracts issued in the state of Texas, the Conversion Amount must be at least $2,000.

For Contracts issued in the states of Oregon and Texas, any portion of the Net Contract Value not converted to provide annuity payments on the Annuity Date, may not be used to continue the Contract.

Default Annuity Date and Options

For Contracts issued in the state of New Jersey, the net amount applied to provide annuity payments is not subject to any minimum amount.

For Contracts issued in the state of Texas, the net amount applied to provide annuity payments must be at least $2,000.

Choosing Your Annuity Option—Annuity Options

For Contracts issued in the state of Oregon, variable annuity payments, in whole or in part, are not available under the Life with Period Certain and the Period Certain Only Annuity Options.

Your Annuity Payments—Frequency of Payments

For Contracts issued in the state of Texas, your initial annuity payment must be at least $20.

Your Annuity Payments—Amount of the First Payment

For Contracts issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the Contract are based on the age of the payee, without regard to gender.

Death Benefits

For Contracts issued in the states of Minnesota and Oregon, proof of death is defined to mean: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to a finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to us.

Death Benefits—Death Benefit Proceeds

For Contracts issued in the states of Connecticut, North Dakota and West Virginia, interest (at an effective annual rate of 3%) is paid on the death benefit proceeds from the date of death until such proceeds are paid or applied under an Annuity Option.

For Contracts issued in the states of Illinois and North Dakota, death benefit proceeds must be paid not later than two (2) months after our receipt of due proof of death.

For Contracts issued in the state of Montana, if payment of the death benefit proceeds is not made within thirty (30) days after our receipt of proof of death, interest shall be paid on the death benefit proceeds from the 30th day until the date the proceeds are paid or applied under an Annuity Option. The interest rate is the discount rate on 90-day commercial paper in effect at the federal reserve bank in the ninth (9th) federal reserve district at the time of proof of death.

Death Benefits—Optional Earnings Enhancement Guarantee (EEG) Rider— Purchasing the EEG Rider

The optional EEG Rider is not available for purchase in the states of Minnesota and Washington.

WITHDRAWALS

Optional Withdrawals

For Contracts issued in the state of Maryland, if your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to refuse to make the withdrawal.

For Contracts issued in the state of Texas, if your partial withdrawal leaves you with a Net Contract Value of less than $500 and no Purchase Payments have been received for a period of twenty-four (24) months, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

Right to Cancel (“Free Look”)

For replacement business and in some states, the Free Look period may be extended and the amount returned may be different. Please consult with your registered representative if you have any questions regarding your state’s Free Look period and the amount of any refund.

For residents of the state of Arizona sixty-five (65) years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract.

For residents of the state of California sixty (60) years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract.

If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See “HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and Market-timing Restrictions” section in the Prospectus.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

For Contracts issued in the state of Connecticut, cancellation of the Contract prior to delivery will result in the Contract being void from the beginning and the return of all Purchase Payments received.

For Contracts issued in the states of Idaho and North Dakota, the Free Look period is a 20-day period beginning on the day you receive your Contract.

For Contracts issued in the District of Columbia and in the states of Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Utah, Virginia, Washington and West Virginia, if the Contract is cancelled within the Free Look period, we are required to return all Purchase Payments received.

For Contracts issued in the state of Minnesota, if the Contract is cancelled within the Free Look period, the Contract Value will be refunded within ten (10) days of our receipt of the notice of cancellation and the returned Contract.

For Contracts issued in the state of Nebraska, the term “Right to Cancel” is replaced with the term “Right to Void”, wherever such term appears throughout the provisions of the Contract.

For Contracts issued in the state of Oklahoma, if the Contract is cancelled within the Free Look period and we do not return all Purchase Payments received within thirty (30) days from the date of cancellation, we will pay interest on such Purchase Payments as required by Oklahoma law.

OTHER OPTIONAL RIDERS

Income Access Rider—Subsequent Purchase Payments

For Income Access Riders issued in the states of Connecticut, New Jersey, Oregon and Texas, we cannot restrict additional Purchase Payments.

Guaranteed Income Advantage Plus (GIA Plus) Rider—How the GIA Plus Rider Works

For GIA Plus Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.

Guaranteed Income Advantage Plus (GIA Plus) Rider—Limitation on Subsequent Purchase Payments

For GIA Plus Riders issued in the states of Florida and Oregon, we will not accept any Purchase Payment on and after the first (1st) Contract Anniversary, measured from the Rider Effective Date, that results in the total of all Purchase Payments received after that Contract Anniversary to exceed $100,000.

FEDERAL TAX STATUS

For Contracts issued in the states of Michigan, Oregon, Pennsylvania, South Carolina and Washington, your consent is required for any changes to the Contract, including changes to maintain the Contract’s qualified status.

Qualified Contracts

If your Contract is issued in the state of Virginia and your Contract is a “Qualified Contract”, your plan is intended to qualify under the Internal Revenue Code for tax-favored status. Language contained in the Contract referring to federal tax statutes or rules is informational and instructional and such language is not subject to approval or disapproval by the insurance supervisory official of the state in which the Contract is issued for delivery. Your qualifying status rather than the insurance contract is the controlling factor as to whether your funds will receive tax favored treatment. Please ask your tax advisor if you have any questions as to whether or not you qualify.

Qualified Contracts— Loan Terms

For Contracts issued in the state of Florida, there is no minimum loan amount. However, if the amount of the loan taken exceeds 50% of the Contract Value; or $50,000 less the highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of the loan, you may be subject to a tax penalty or other adverse tax consequences.

For Contracts issued in the state of New Jersey, the minimum loan amount is $500.

For Contracts issued in the states of Pennsylvania and Vermont, there is no maximum loan amount. However, if the amount of the loan taken exceeds 50% of the Contract Value; or $50,000 less the highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of the loan, you may be subject to a tax penalty or other adverse tax consequences.

ADDITIONAL INFORMATION

Changes to Your Contract— Contract Owner(s) and Contingent Owner

For Contracts issued in the states of Michigan, Oregon, Pennsylvania, South Carolina and Washington, your consent is required for any changes to the Contract, including changes to maintain the Contract’s qualified status.

Inquiries and Submitting Forms and Requests

For Contracts issued in the state of New Jersey, we cannot require that you provide us with signature guarantees for any instruction, request or other document you may send to our Service Center.

Timing of Payments and Transactions

For Contracts issued in the state of Indiana, regulatory approval is required before amounts withdrawn from any fixed-rate General Account Investment Option are delayed.

For Contracts issued in the state of Oregon, regulatory approval is required before amounts withdrawn from any fixed-rate General Account Investment Option are delayed. We may not delay payment of any loans if such loan payments are use to pay premiums to us.

For Contracts issued in the state of West Virginia, amounts withdrawn from any fixed-rate General Account Investment Option may be delayed for up to thirty days after the request is effective.

Confirmations, Statements and Other Reports to Contract Owners

For Contracts issued in the state of Maryland, information shown on the reports to Contract Owners must be for a period ending not more than two (2) months prior to the date of mailing.

For Contracts issued in the state of New Jersey, after the Annuity Date and if annuity payments are made on a variable basis, we will provide you with an annual report that provides a reconciliation of annuity payments, showing the annuity unit values listed by Subaccount.

For Contracts issued in the states of Oregon and Texas, information shown on the reports to Contract Owners must be for a period ending not more than four (4) months prior to the date of mailing.

THE GENERAL ACCOUNT

General Information—Withdrawals and Transfers

For Contracts issued in the state of Maryland, if your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to refuse to make the withdrawal.

For Contracts issued in the state of Texas, if your partial withdrawal leaves you with a Net Contract Value of less than $500 and no Purchase Payments have been received for a period of twenty-four (24) months, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

DCA Plus Fixed Option

For Contracts issued in the state of Washington, the DCA Plus Fixed Option is referred to as the “DCA Plus Option” in the Contract’s rider.

APPENDIX B:

FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. The examples are not intended to serve as projections of future investment returns.

Examples 1 through 5 apply to the Flexible Lifetime Income (Joint) and (Single) Riders

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	No automatic resets or Owner-elected resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$10,600	$210,890		$212,000		$201,400
3			$210,890	$0	$212,000	$10,600	$201,400
Activity		$10,600	$215,052		$212,000		$190,800
4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800
4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052
Activity		$10,600	$219,506		$215,052	$152	$204,452
5	(Prior to Automatic Reset)		$219,506	$0	$215,506	$10,752	$204,506
5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(a)	the Protected Payment Base remains unchanged; and
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 – $10,600).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(c)	the Protected Payment Base remains unchanged; and
(d)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 – $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(e)	the Protected Payment Base remains unchanged;

(f)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 – $10,600); and

(g)	the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% x $215,052 - $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic resets at Beginning of Contract Years 3, 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$197,000	$0	$197,000
3	(Prior to Automatic Reset)		$206,490	$0	$197,000	$9,850	$197,000
3	(After Automatic Reset)		$206,490	$0	$206,490	$10,324	$206,490
Activity		$15,000	$205,944		$191,490	$0	$191,490
4	(Prior to Automatic Reset)		$205,944	$0	$191,490	$9,574	$191,490
4	(After Automatic Reset)		$205,944	$0	$205,944	$10,297	$205,944
Activity		$15,000	$205,360		$190,944	$0	$190,944
5	(Prior to Automatic Reset)		$205,360	$0	$190,944	$9,547	$190,944
5	(After Automatic Reset)		$205,360	$0	$205,360	$10,268	$205,360

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 >$10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(a)	the Contract Value immediately after the withdrawal ($206,490); or
(b)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($212,000 – $15,000 = $197,000).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $197,000 = $9,850), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,324 (5% of the reset Protected Payment Base).

Because the $15,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 >$10,324), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(c)	the Contract Value immediately after the withdrawal ($205,944); or
(d)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($206,490 – $15,000 = $191,490).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $191,490 = $9,574), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,297 (5% of the reset Protected Payment Base).

Because the $15,000 withdrawal during Contract Year 4 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 >$10,297), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(e)	the Contract Value immediately after the withdrawal ($205,360); or
(f)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($205,944 – $15,000 = $190,944).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $191,490 = $9,547), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,268 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5 – RMD Withdrawals

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(5% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(5% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$88,375	$0	$88,375

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). Because the $4,000 Non-RMD Withdrawal exceeds the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of: (a) the Contract Value immediately after the withdrawal; or (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Assuming that the Contract Value immediately after the withdrawal was $90,000, the Protected Payment Base and Remaining Protected balance will be reset to $88,375 ($92,375 — $4,000 = $88,375) which is the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Example #6 – Lifetime Income

This example applies to the Flexible Lifetime Income Rider (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.

•	Owner is age 59 1/2 or older when the first withdrawal was taken.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No automatic reset or Owner-elected reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

Example #7 – Lifetime Income

This example applies to the Flexible Lifetime Income Rider (Joint) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No automatic reset or Owner-elected reset is assumed during the life of the Rider.

•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

Activity (Death of first Designated Life)
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value and Remaining Protected Balance were reduced to zero) until the death of all Designated Lives eligible for lifetime benefits.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX C:

INCOME ACCESS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1

Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Example #2

Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000		$120,000
Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.

Example #3

Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000		$120,000
Beginning of Year 2				$120,000	$8,400	$120,000
Activity		$8,400	$110,600			$111,600
Beginning of Year 3				$120,000	$8,400	$111,600

Example #4

Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000		$120,000
Beginning of Year 2				$120,000	$8,400	$120,000
Activity		$8,400	$110,600			$111,600
Beginning of Year 3				$120,000	$8,400	$111,600
Activity (Withdrawal)		$8,400	$103,600			$103,200
Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000
Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 - $5,000 = $98,200).

Example #5

A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 4				$94,000	$6,580	$94,000
Activity (Withdrawal)		$6,580				$87,420
Beginning of Year 5				$94,000	$6,580	$87,420
Activity (Withdrawal)		$6,580				$80,840
Beginning of Year 6				$94,000	$6,580	$80,840
Activity (Withdrawal)		$6,580				$74,260
Beginning of Year 7
(Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260
Activity (Step-Up effected)
Beginning of Year 7
(Balances immediately after the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 × 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).

Example #6

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(7% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(7% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$88,375	$0	$88,375

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). Because the $4,000 Non-RMD Withdrawal exceeds the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of: (a) the Contract Value immediately after the withdrawal; or (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Assuming that the Contract Value immediately after the withdrawal was $90,000, the Protected Payment Base and Remaining Protected balance will be reset to $88,375 ($92,375 – $4,000 = $88,375) which is the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

APPENDIX D:

GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664	$114,209
			$114,209	$0	$25,545

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000.

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, there was an optional Step-Up elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro-rata basis and will result in a new Guaranteed Protected Amount of $114,209.

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209-$88,664=$25,545) is added to the Contract Value and the Rider terminates.

APPENDIX E:

GUARANTEED INCOME ADVANTAGE PLUS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1—The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
							GIA Plus	Dollar
	Purchase		Contract	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	Value After	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2—Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary

(5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3—Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4—Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3: $197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4: + $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3: - $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4: $199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of Prior
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,910	$100,000	$5,000	$0
8	$74,026	$100,000	$78,676	$100,000	$5,000	$0
9	$66,881	$100,000	$73,280	$100,000	$5,000	$0
10	$59,950	$100,000	$67,718	$100,000	$5,000	$0
11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or

(b)	the GIA Plus Step-Up Value; less any:

(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e)	charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

APPENDIX F:

DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract may effect the values and benefits. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns.

Death Benefit Amount

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $25,000 is received in Contract Year 3

•	A withdrawal of $35,000 is taken during Contract Year 6.

Beginning	Purchase			Return of
of Contract	Payments	Withdrawal		Purchase
Year	Received	Amount	Contract Value	Payments

1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,002
7			$111,666	$95,002
8			$103,850	$95,002
9			$96,580	$95,002
10 Death Occurs			$89,820	$95,002

On the Rider effective date, the initial values are set as follows:

•	Return of Purchase Payment = Initial Purchase Payment = $100,000
•	Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Return of Purchase Payment death benefit increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment death benefit on a pro rata basis to $95,002 and decreased the Contract Value.

During Contract Year 10, death occurs. The death benefit amount will be the Return of Purchase Payments reduced by an amount for each withdrawal ($95,002) because that amount is greater than the Contract Value.

Using the table above, if death occurred in Contract Year 7, the death benefit amount would be the Contract Value ($111,666) because that amount is greater than the Return of Purchase Payment (reduced by an amount for withdrawals) of $95,002.

Stepped-Up Death Benefit Rider

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $25,000 is received in Contract Year 3

•	A withdrawal of $35,000 is taken during Contract Year 6
•	Annual Step-ups occur on each of the first seven Contract Anniversaries

					Guaranteed
					Minimum
Beginning	Purchase			Return of	(Stepped-Up)
of Contract	Payments	Withdrawal	Contract	Purchase	Death Benefit
Year	Received	Amount	Value[1]	Payments[1]	Amount

1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,002	$108,414
7			$111,666	$95,002	$111,666
8			$103,850	$95,002	$111,666
9			$96,580	$95,002	$111,666
Death Occurs			$89,820	$95,002	$111,666

[1]	The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider effective date, the initial values are set as follows:

•	Return of Purchase Payment = Initial Purchase Payment = $100,000
•	Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000
•	Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Return of Purchase Payment death benefit amount to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payments death benefit on a pro rata basis to $95,002 and decreased the Contract Value. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,414.

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Return of Purchase Payments adjusted for withdrawals) or the Guaranteed Minimum Death Benefit Amount. The death benefit proceeds are equal to the Guaranteed Minimum Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Return of Purchase Payments of $95,002).

APPENDIX G:

EARNINGS ENHANCEMENT GUARANTEE (EEG)

RIDER SAMPLE CALCULATIONS

The numeric examples show in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received during Contract Year 3
•	A withdrawal of $20,000 is taken during Contract Year 7
•	A withdrawal of $10,000 is taken during Contract Year 8.

						Adjustment to
Beginning	Purchase				Remaining	Remaining
of Contract	Payments	Withdrawal	Contract		Purchase	Purchase
Year	Received	Amount	Value	Earnings[1]	Payments	Payments	40% EEG[2]	25% EEG[3]

1	$100,000		$100,000	$0	$100,000	—	$0	$0
2			$103,000	$3,000	$100,000	—	$1,200	$750
3			$106,090	$6,090	$100,000	—	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	—	$3,387	$2,117
4			$129,421	$9,421	$120,000	—	$3,768	$2,355
5			$133,304	$13,304	$120,000	—	$5,321	$3,326
6			$137,303	$17,303	$120,000	—	$6,921	$4,326
7			$141,422	$21,422	$120,000	—	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	—	$1,837	$1,148
8			$125,516	$5,516	$120,000	—	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330	—	$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330	—	$3,212	$2,008

[1]	For Rider purposes, Earnings are equal to the Contract Value less Remaining Purchase Payments.

[2]	40% EEG amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

[3]	25% EEG amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider effective date, the initial values are set as follows:

•	Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 - $120,000 = $4,952). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death occurs. The EEG amount added to the death benefit is based on the age of the oldest Annuitant on the Rider Effective Date and the lesser of the Earnings and Remaining Purchase Payments adjusted for withdrawals.

Assuming the oldest Annuitant was 69 or younger on the Rider Effective Date, the EEG amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 × 40% = $3,212) which is less than 40% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 × 40% = $47,332).

Assuming the oldest Annuitant was 70 to 75 on the Rider Effective Date, the EEG amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 × 25% = $2,008) which is less than 25% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 × 25% = $29,583).

APPENDIX: H

PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 4, 2007

For Contracts in a Portfolio Optimization Model during the period May 1, 2006 to May 4, 2007

If you select a Portfolio Optimization model, until May 4, 2007 your Purchase Payments or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 4, 2007, we will automatically update your model to the Portfolio Optimization model allocations shown under the HOW YOUR INVESTMENTS ARE ALLOCATED— Portfolio Optimization section in this Prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Fasciano Small Equity	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

To receive a current copy of the Pacific Voyages SAI without charge, call (800) 722-4448. Registered Representatives may call us at (800) 722-2333. You may also complete the following and send it to:

Pacific Life Insurance Company Post Office Box 2378 Omaha, Nebraska 68103-2378

Name

Address

City	State	Zip

PH02/53003.29

PACIFIC VOYAGES
WHERE TO GO FOR MORE INFORMATION

The Pacific Voyages variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You’ll find more information about the Pacific Voyages variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2007.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 70 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us

Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: 1-800-722-4448

Registered Representatives: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service

Pacific Life Insurance Company
1299 Farnam Street, 10th Floor, AMF
Omaha, Nebraska 68102

How to contact the SEC

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

NASD Public Disclosure program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

Pacific Life Insurance Company

700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-4448 - Contract Owners
(800) 722-2333 - Registered Representatives

Mailing address:

P.O. Box 2378
Omaha, Nebraska 68103-2378

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct
for individual life insurance and annuities

800-7A

Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

ADDRESS SERVICE REQUESTED

Prsrt Std
U.S. Postage
Paid
Santa Ana CA
Permit #61

PART II

Part C: OTHER INFORMATION

     Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B:

(1)	Registrant’s Financial Statements [TO BE FILED]

Audited Financial Statements dated as of December 31, 2006 which are incorporated by reference from the 2006 Annual Report include the following for Separate Account A:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

(2)	Depositor’s Financial Statements [TO BE FILED]

Audited Consolidated Financial Statements dated as of December 31, 2006 and 2005, and for the three year period ended December 31, 2006, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
     Consolidated Statements of Financial Condition
     Consolidated Statements of Operations
     Consolidated Statements of Stockholder’s Equity
     Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

(b)	Exhibits

1.	(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A.[1]

	(b)	Memorandum Establishing Two New Variable Accounts — Aggressive Equity and Emerging Markets Portfolios.[1]

	(c)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[2]

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Life Insurance Company (formerly Pacific Mutual Life Insurance Company) and Pacific Select Distributors, Inc. (“PSD”)(formerly Pacific Equities Network)[1]

	(b)	Form of Selling Agreement between Pacific Life, PSD and Various Broker Dealers[11]

4.	(a)	Form of Individual Flexible Premium Deferred Variable Annuity Contract (Form No. 10-1130)[12]

	(b)	403(b) Tax-Sheltered Annuity Rider (Form No. 20-15200)[12]

	(c)	Section 457 Plan Rider (Form No. 24-123799)[12]

	(d)	Individual Retirement Annuity Rider (Form No. 20-18900)[5]

	(e)	Roth Individual Retirement Annuity Rider (Form No. 20-19000)[5]

	(f)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100)[5]

	(g)	Qualified Retirement Plan Rider (Form No. 20-14200)[12]

	(h)	Guaranteed Earnings Enhancement (EEG) Rider (Form No. 20-14900)[3]

	(i)	Form of Guaranteed Protection Advantage 5 Rider (Form No. 20-19600)[7]

	(j)	(1) Form of Income Access Rider (Form No. 20-1104)[7]

(2) Income Access Endorsement (Form No. 15-1122)[10]

	(k)	Form of DCA Plus Fixed Option Rider (Form No. 20-1103)[6]

	(l)	Guaranteed Income Annuity Rider (Form No. 20-1118)[8]

	(m)	Stepped-Up Death Benefit Rider (Form No. 20-1117)[8]

	(n)	5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131)[15]

	(o)	Form of joint Life 5% Guaranteed Withdrawl Benefit Rider (Form No. 20-1135)

5.	(a)	Form of Variable Annuity Application. (Form No. 25-1130)[12]

	(b)	Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-6B)[11]

6.	(a)	Pacific Life’s Articles of Incorporation[2]

	(b)	By-laws of Pacific Life[2]

	(c)	Pacific Life’s Restated Articles of Incorporation[11]

	(d)	By-laws of Pacific Life As Amended September 1, 2005[11]

7.	Not applicable

8.	(a)	Pacific Select Fund Participation Agreement[4]

	(b)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select
Distributions, Inc., American Funds Insurance Series, American Funds Distributors,
and Capital Research and Management Company[9]

	(c)	Form of Exhibit B to the Pacific Select Fund Participation Agreement (to add International Small-Cap and Diversified Bond)[11]

9.	Opinion and Consent of legal officer of Pacific Life Insurance Company as to the legality of Contracts being registered[12].

10.	Consent of Independent Registered Public Accounting Firm[14]

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney[13]

[1]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-000459 filed on March 2, 2001, and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-500083 filed on April 25, 2001 and incorporated by reference herein.

[5]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-02-002150 filed on December 19, 2002 and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0001193125-03-099259 filed on December 24, 2003 and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001193125-04-031337 filed on February 27, 2004 and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0000892569-04-000888 filed on October 15, 2004 and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/B, File No. 333-93059, as Exhibit 8(e), Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-05-000440 filed on June 15, 2005 and incorporated by reference herein.

[11]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006 and incorporated by reference herein.

[12]	Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-06-000999 filed on August 14, 2006 and incorporated by reference herein.

[13]	Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-06-001339 filed on November 8, 2006 and incorporated by reference herein.

[14]	Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-06-001427 filed on December 6, 2006 and incorporated by reference herein.

[15]	Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-06-001482 filed on December 20, 2006 and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
James T. Morris	Chief Operating Officer
Edward R. Byrd	Senior Vice President, Controller and Chief Accounting Officer
Brian D. Klemens	Vice President and Treasurer
Gerald W. Robinson	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

                The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	California
Pacific LifeCorp^	Delaware	98
Pacific Life Insurance Company +	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select Group, LLC	Delaware	100
Associated Financial Group, Inc.	California	100
Associated Planners Investment Advisory, Inc.	California	100
Associated Securities Corp.	California	100
M.L. Stern & Co., LLC	Delaware	100
Tower Asset Management, LLC	Delaware	100
Mutual Service Corporation	Michigan	100
Contemporary Financial Solutions, Inc.	Delaware	100
United Planners’ Group, Inc.	Arizona	100
United Planners’ Financial Services of America (1)	Arizona	See (1) below
UPFSA Insurance Agency of Arizona, Inc.	Arizona	100
United Planners Insurance Agency of Massachusetts, Inc.	Massachusetts	100
Waterstone Financial Group, Inc.	Illinois	100
Sorrento Pacific Financial, LLC	California	15
Pacific Asset Management LLC	Delaware	100
Carson-Pacific LLC	Delaware	40
Pacific Financial Products Inc.	Delaware	100
Allianz Global Investors of America, Inc. (2)	Delaware	See (2) below
Pacific TriGuard Partners LLC	Delaware	100
Newport TriGuard Fund II LLC	Delaware	100
Confederation Life and Annuity Company	Georgia	100
Asset Management Finance Corporation	Delaware	43
AMF-ACM Finance LLC	Delaware	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.	Delaware	100
Grayhawk Golf Holdings LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf LLC	Nevada	100
The Oaks Golf Club, LLC	Delaware	100
CW Atlanta LLC	Delaware	100
CityWalk Towers, LLC	Delaware	90
College Savings Bank	New Jersey	100
College Savings Trust	Montana	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Holding Corp.	Delaware	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corp. V	Delaware	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition VIII LLC	Delaware	34
ACG Acquisition XIV LLC	Delaware	20
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust
(Statutory Trust)	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland, Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition XXI LLC	Delaware	100
ACG Acquisition 40 LLC	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG Acquisition IX LLC	Delaware	33
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II
(Statutory Trust)	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37-38 LLCs	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 — 36 and 39 LLCs	Delaware	100
ACGFS LLC	Delaware	100
Boullioun Aviation Services Inc. #	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
V2500 Statutory Trust	Connecticut	100
Boullioun Portfolio Finance IV LLC	Nevada	100
Rainier Aircraft Investment Notes Trust
(Statutory Trust)	Delaware	100
Desert Rainier LLC	Nevada	100
Boullioun Aviation Services (Bermuda) Limited	Bermuda	100
Boullioun Aviation Services (Netherlands) BV	Netherlands	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1
(Statutory Trust)	Delaware	100
BAHC (Bermuda) One Limited	Bermuda	100
ACG Acquisition Ireland III Limited	Ireland	100
Bellevue Coastal Leasing LLC	Washington	100
Northern Aircraft Leasing AS	Norway	100
29141 Statutory Trust	Connecticut	100
ACG Acquisition 30288 LLC	Delaware	100
ACG Acquisition 30743 LLC	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1
(Statutory Trust)	Delaware	100

#	means abbreviated structure

(1)	United Planners Group is the general partner and holds an approximately 45% general partnership interest.

(2)	Allianz-PacLife Partners LLC and Pacific Financial Products, Inc. own the Class E units.

^	Pacific Life ESOP owns 2%

+	Pacific Life owns a direct membership interest in Allianz-PacLife Partners LLC

Item 27. Number of Contractholders

Pacific Voyages	0	Qualified
	0	Non Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company,

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No.  2 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 9th day of February, 2007.

SEPARATE ACCOUNT A
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:

Thomas C. Sutton*
Chairman and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY (Depositor)

By:

Thomas C. Sutton*
Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	February 9, 2007
Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	February 9, 2007
David R. Carmichael*	Director, Senior Vice President and General Counsel	February 9, 2007
Audrey L. Milfs*	Director, Vice President and Corporate Secretary	February 9, 2007
James T. Morris*	Chief Operating Office	February 9, 2007
Edward R. Byrd*	Senior Vice President, Controller and Chief Accounting Officer	February 9, 2007
Brian D. Klemens*	Vice President and Treasurer	February 9, 2007
Gerald W. Robinson*	Executive Vice President	February 9, 2007

*By:	/s/ DAVID R. CARMICHAEL	February 9, 2007

David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained in Pre-Effective Amendment No. 1 of the Registration Statement filed on Form N-4 for Separate Account A, File No. 333-136597 Accession No. 0000892569-06-001339 filed on November 8, 2006, as Exhibit 13.)